Exhibit 99.1

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350

Michael V. Shustek, as Chief Executive Officer of Vestin Group, Inc. (the "Company"), and John Alderfer, as Chief Financial Officer of the Company, hereby certify, pursuant to 18 U.S.C.ss.1350, that

     (1) the Company's Quarterly Report of Form 10-Q for the quarterly period ended September 30, 2002 as filed with the Securities and Exchange Commission on the date hereof (the "Report") fully complies with the applicable requirements of Section 13(a) or Section 15(d) of the Securities Exchange Act of 1934; and

     (2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: November 14, 2002                    /s/ Michael V. Shustek
                                            ------------------------------------
                                            Michael V. Shustek
                                            Chief Executive Officer of
                                            Vestin Group, Inc.

Dated: November 14, 2002                    /s/ John Alderfer
                                            ------------------------------------
                                            John Alderfer
                                            Chief Financial Officer of
                                            Vestin Group, Inc.